Investor Presentation Cactus, Inc. (NYSE: WHD) June 2021 Exhibit 99.1

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ included in our SEC filings. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our products and services, which is affected by, among other things, changes in the price of crude oil and natural gas in domestic and international markets; the level of growth or decline in the number of rigs, pad sizes, well spacings and associated well count; availability of takeaway and storage capacity; availability of capital and the associated capital spending discipline exercised by customers; the financial health of our customers and our credit risk of customer non-payment; changes in the number of drilled but uncompleted wells and the level of completion activity; the size and timing of orders; availability of raw materials and imported items; shipping costs and availability of ocean freight from China; transportation differentials associated with reduced capacity in and out of the storage hub in Cushing, Oklahoma; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities such as warranty and product liability claims arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; our ability to pay dividends and the amount of any such dividends; corporate consolidation activity involving our customers; the addition or termination of relationships with major customers or suppliers; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; the ultimate severity and duration of the ongoing outbreak of coronavirus (COVID-19) and the extent of its impact on our business; outbreaks of other pandemic or contagious diseases that may disrupt our operations, suppliers or customers or impact demand for oil and gas; the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and other oil and gas producing countries affecting the supply of oil and natural gas; increases in import tariffs assessed on products from China and imported raw materials used in the manufacture of our goods in the United States which could negatively impact margins and our working capital; the significance of future liabilities under the tax receivable agreement (the “TRA”) we entered into with certain current or past direct and indirect owners of Cactus LLC in connection with our initial public offering; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; competition within the oilfield services industry; our dependence on the continuing services of certain of our key managers and employees; currency exchange rate fluctuations associated with our international operations; and plans, objectives, expectations and intentions contained in this presentation that are not historical. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our IPO and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our IPO on February 12, 2018. Cactus LLC is our accounting predecessor. Important Disclosures

3  Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011.  Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011.  Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011.  Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender President & CEO Joel Bender Senior Vice President & Chief Operating Officer  Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011.  Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011.  Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011.  Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Vice President of Operations  Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations.  Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011.  Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Vice President, Chief Financial Officer & Treasurer  Mr. Tadlock has served as Vice President, Chief Financial Officer & Treasurer, since March 2019.  Mr. Tadlock previously served as Vice President and Chief Administrative Officer since March 2018 and has also served as VP of Corporate Services since June 2017. He has worked with Cactus LLC since its founding in 2011 as a Board observer.  Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017.  Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. David Isaac Vice President of Administration and General Counsel  Mr. Isaac has served as Vice President of Administration and General Counsel since September 2018.  Mr. Isaac previously worked at Rockwater Energy Solutions, Inc. and most recently served as Senior Vice President of Human Resources and General Counsel.  Mr. Isaac previously was the Vice President of Human Resources and General Counsel of Inmar, Inc.  Mr. Isaac graduated from The College of William & Mary in 1983 with a Bachelor of Arts in Economics and from The Ohio State University in 1986 with a Juris Doctor. Experienced Executive Team

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative & Differentiated Products & Services That Drive Relative Margin Stability Through the Cycle A Leading Pure Play Wellhead and Pressure Control Equipment Solutions Provider for Onshore Markets Returns Focused with Large Net Cash Balance Dynamic Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 20.8% 32.9% 39.1% 36.4% 34.7% Product 59%Rental 19% Field Service and Other 22% 9.6% 23.9% 26.5% 27.5% 29.5% 2016 2017 2018 2019 2020 $32.2 $112.1 $212.6 $229.0 $121.0 2016 2017 2018 2019 2020 $155.0 $341.2 $544.1 $628.4 $348.6 2016 2017 2018 2019 2020 Revenue ($ in millions)2020 Revenue by Type  Bakken  Eagle Ford  Permian Company Overview *Product Revenue Includes Drilling and Production Consumables Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling and completions efficiencies while enhancing safety Selected Active Basins Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue 33.4% Margin 37.1% MarginAdjusted EBITDA(1) ($ in millions) Adj. EBITDA(1) as % of Revenue DJ / Powder River  Marcellus / Utica  Haynesville  Cooper, Australia

Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well

Technologically advanced wellhead and frac solutions deliver greater reliability and time savings

- Designed for pad drilling and intense completion environments
- Principal products: SafeDrill® wellheads, frac related rentals and production trees
- Time savings can exceed 30 hours of rig time per well

Drilling



Consumable Sale

Completion (Frac)



Temporary Rental

Production



Consumable Sale

Cactus Also Provides Field Service, Installation & Maintenance

6

7 1,931 1,899 1,729 1,694 1,703 1,780 1,820 825 684 388 565 870 900 1,017 1,048 963 796 378 295 377 15 47 75 100 119 158 179 119 99 68 120 211 234 264 291 283 246 112 127 161 0.8% 2.5% 4.3% 5.9% 7.0% 8.9% 9.8% 14.4% 14.5% 17.5% 21.2% 24.3% 26.0% 26.0% 27.8% 29.4% 30.9% 29.6% 43.1% 42.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0 50 100 150 200 250 300 350 400 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19 2Q20 4Q20 1Q21 Cactus Rigs Followed Market Share Historical U.S. Onshore Market Share(1) Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs, as of mid-period for the monthly figures provided. Quarterly data represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. U.S. Onshore Rigs (1) Market Leader with Strong Market Share Growth Significant U.S. Market Share Gains

8 34% 27% 23% 18% 15% 14% 14% 14% 0% 5% 10% 15% 20% 25% 30% 35% WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G 0% 5% 10% 15% 20% 25% 30% 35% 40% 2014 2015 2016 2017 2018 2019 2020 WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G Differentiated Margin Profile Through the Cycle Historical Adjusted EBITDA Margins (2014 – 2020) (1)(2) Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, DMC Global Inc., Dril-Quip, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 - 2020. TechnipFMC 2020 data based on Q1 – Q3 given lack of Q4 pro forma data. 2) Cactus data represents Adjusted EBITDA, defined as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, severance expenses, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. Adjusted EBITDA Margin (2014 – 2020) (1)(2) Strength of margin profile relative to peers maintained through the cycle

Technologically Advanced Pad Drilling Wellhead Systems

Cactus SafeDrill®



Conventional Wellhead



SafeDrill® Advantages

Safety	Time Savings
✓ Fewer trips into confined space (cellar)	✓ Eliminates time consuming BOP manipulation
✓ No BOP manipulation after intermediate casing has been installed	✓ No waiting on cement after running casing strings
✓ No "hot work" required to cut casing with torch	✓ Mandrel hangers, pack offs run and set through BOPs

9

Innovations Enhance Rental Business Value Proposition

Complement & enhance legacy rental offerings without additional personnel

- Significantly reduce non-productive time ("NPT") by increasing reliability and automation
- Increase safety and reduce costs by removing personnel from the exclusion zone
- Additional product introductions awaiting more constructive pricing environment
- **SafeLink™**
  - Singular, continuous, compact & adaptable connection between missile and multiple frac trees
- **SafeInject®**
  - Digital & remotely operated method to perform frac tree maintenance and collect valuable data at wellsite
- **SafeClamp®**
  - Reliable method to connect the wireline lubricator to the frac tree without the need for human intervention within the exclusion zone


Legacy Setup


SafeLink™


SafeClamp®
SafeInject®
SafeLink™

10

11 Cleaner Differentiated Offerings Enable Customers to Meet ESG-Related Goals  Cactus enables customers to drill and complete wells faster  Translates to fewer rig and frac days & associated equipment  Lower operator emissions per barrel of production  Reduced carbon intensity per well  Fewer drilling days per well  More frac stages completed per day Faster Safer  Cactus’ equipment increases employee safety by enabling:  Automation of human- performed connections  Routine tasks to be performed remotely  Fewer trips into underground cellars  No “hot work” required to cut casing with torch  Recently began deploying equipment allowing for:  Environmentally friendly method for powering Cactus’ equipment and operations  Electric power generation at the wellsite  Reduced diesel usage

12 Small Expenditures Can Have a Big Impact on Operators Components of Onshore Well Costs(1)  Cactus offerings make up a relatively small portion of the overall cost to drill & complete a well  Efficiency and reliability can cause a disproportionate amount of benefit for operators  Operators prioritize cost savings on larger ticket items Cactus Value Proposition   Cactus Rentals 1% Cactus Products 1%        1) Source: EIA and Management estimates.

13 DJ / Niobrara Powder River Basin Bakken SCOOP / STACK Haynesville Eagle Ford Utica Gulf Coast Bossier City, Louisiana Manufacturing Facility Marcellus Barnett  Service centers support field services and provide repair services  Spread across all key producing basins  Flexible cost structure at branches & Bossier City  Ability to scale costs and right-size in real-time  Minimal maintenance capex required Service Centers Headquarters Manufacturing U.S. Operations Oil & Gas Basin Delaware Midland Suzhou, China Manufacturing Facility ChinaAustralia United States International Operations  Shipped first batch of Rental equipment to the Middle East in early 2021  Establishing key partnerships to grow wellhead business in the region  Australian operations predominantly natural gas focused  Low fixed cost for Chinese manufacturing base limits impact from changes in activity levels Middle East Flexible and Scalable Operating Footprint Adelaide Moomba Brisbane

14 Responsive manufacturing in the U.S. supplemented by high volume production in China Bossier City Facility Suzhou Facility  Rapid-response manufacturing of equipment  5-axis computer numerically controlled machines  “Just-in-time” product capabilities allow Cactus to offer fast delivery time for parachute orders  No large near-term capital needs following 2018 expansion  Cash cost of operations is highly variable  Less time-sensitive, high-volume wellhead equipment Wholly foreign owned enterprise (WFOE)  Continue to increase product types assembled and tested in Suzhou  Low cost of operation with low sensitivity to utilization  Assessing additional international sourcing A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Highly Scalable and Low Fixed Cost Manufacturing Footprint

Experienced and Well Aligned Management Team with Strong Industry Relationships

- Management team is well incentivized as it owns more than 20% of the business
  - Over 80% of executive compensation deemed "at risk"
  - Performance-based stock compensation tied in-part to Return on Capital Employed ("ROCE")
- Management team has built the foundation of this company over four decades
- Track record of building and successfully monetizing similar businesses
- Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures

1959 // 1975 1980 1985 1990 1995 2000 2005 2010 2015

- Cactus Pipe founded (1959)
- Scott Bender appointed President of Cactus Wellhead Equipment ("CWE"), a subsidiary of Cactus Pipe (1977)
- Joel Bender appointed Vice President of CWE (1984)
- CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company ("ICC")
  - Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986)
- ICC sold to Cooper Cameron Corporation (1996)
  CAMERON A Schlumberger Company
- Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control ("WGPC")
  WOOD GROUP
- Steven Bender appointed Rental Business Manager of WGPC (2005)
- Scott Bender leaves WGPC (2010)
- WGPC Sold to GE Oil and Gas (2011)
  GE Oil & Gas
- Scott and Joel Bender found Cactus LLC with 18 key managers (2011)
- Cactus, Inc. IPO (2018)
- Cactus, Inc. initiates regular quarterly dividend (2019)

15

16 2020 Total Revenue by Customer Type 2020 Rental Revenue by Customer Type Majority of customer base represented by larger, well capitalized operators 2020 Product Revenue by Customer Type Note: Cactus’ Field Service revenue driven by the Company’s Product & Rental activity. Large E&P represents exploration & production companies with market capitalization of over $2bn as of June 2, 2021 per FactSet. Majors include international oil companies that engage in upstream and downstream activities Recent Growth with Private Operators Complements Existing Customer Relationships Majors 7% Large E&P 65% SMID E&P 8% Private 19% Other 1% Majors 3% Large E&P 67% SMID E&P 9% Private 20% Other 1% Majors 19% Large E&P 56% SMID E&P 7% Private 18% Other 0%

17 20 17 29 42 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Cactus’ U.S. Onshore Rigs Followed (Private Operators)(1) Cactus’ Onshore Rigs Followed with Private Operators Has More Than Doubled Since Mid-2020 Note: Private operators are firms that are not listed on a publicly traded stock exchange. 1. The average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter. Recent Success With Private Operators

18 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: Adj. EBITDA Margins based on latest publicly available annual data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects weighted average of 2016, 2017, 2018, 2019 and 2020. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2015 – 2019 and ChampionX for 2020. 2020 Adjusted EBITDA Margin (%) ROCE(2) (2016 – 2020) (%) (1) Returns & Margins Have Outperformed Peers

19 Goodwill, Intangible, Long-Lived & Other Asset Impairment Expenses ($mm) (2015 – 2020) Note: Peers include: ChampionX, Dril-Quip, Core Labratories, DMC Global, National Oilwell Varco, Oil States International and TechnipFMC. ChampionX data represents legacy Apergy prior to merger. TechnipFMC financial data represents FMC Technologies from 2015-2016 and TechnipFMC pro forma for the separation from Technip Energies from 2017 – 2020. Source: Company filings and annual reports. Cactus Has Recorded Zero Impairment Charges Through the Cycle $0 $664 $648 $180 $133 $37 $- $250 $500 $750 $1,000 WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G $10,597 ($mm) History of Prudent Investment Strategy $7,690

Clean Balance Sheet & Low Capital Intensity

Balance Sheet & Capital Summary

- March 31, 2021 cash balance of approximately $292 million
- Modest maintenance capex requirements
- Full year 2021 net capital expenditure guidance of $10 million to $15 million
- 2021 capex driven by environmental-related enhancements of equipment, modest roofline expansion at Bossier City manufacturing facility and general maintenance
  - Minimal capital outflows related to international expansion efforts expected in 2021

Adjusted EBITDA[1] – Net Capital Expenditures[2] ($ in millions)


$14.8
$81.4
$144.4
$173.1
$102.9
2016
2017
2018
2019
2020

Net Capital Expenditures[2] ($ in millions)


$17.4
$30.7
$68.2
$55.9
$18.1
2016
2017
2018
2019
2020

Strong balance sheet with track record of cash flow generation

Source: Company filings.
1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.
2) Net Capital Expenditures equals net cash flows from investing activities.

20

21  Grew revenues by 24% sequentially  Generated Adjusted EBITDA margins of 27%  Product market share(1) of approximately 43%  Increased cash position by approximately $3mm during the quarter after $6mm in in dividend & distribution payments First Quarter 2021 Performance Outlook & Recent Developments  Q2 2021 revenues expected to improve by more than 20% sequentially with Product showing the largest increase  Rigs followed anticipated to be up by at least 10% in Q2 2021  Shipped first batch of Rental equipment into the Middle East early in 2021  Currently evaluating the shipment of additional equipment into the region  Working to form partnerships with local entities in anticipation of establishing wellhead operations in the Middle East Recent Performance & Outlook 1) Represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid- month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average.

22  Product  Near term increases in revenue per rig followed  Rental  Rental innovations protect market share and return on capital  Continue to develop ways to enhance existing completion technologies  Buildout of eco-friendly capabilities differentiates vs. competition and comes at limited cost  International  Shipped first batch of rental equipment into the Middle East in early 2021  Currently evaluating shipment of additional equipment  Forming partnerships with local entities to take wellhead business into the Middle East Positive Developments with Limited Capital Required

23 3 4 5 6 At IPO Current Independent Directors Environmental Social Governance  Cactus, Inc. is committed to reducing its impact on the environment. We will continue to strive to improve our environmental performance over time and to initiate projects and activities that will further reduce our impact on the environment.  Cactus, Inc. is dedicated to improving lives and protecting human rights. We seek to make the world a better place by encouraging fairness, equal opportunity and human dignity.  Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders  Bylaws recently amended to permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances Source: Company filings.  All manufacturing facilities API and ISO 9001 certified to ensure the highest level of quality and safety  Products & equipment reduce the need for personnel and equipment at the well site and oil & activities’ impact on the environment Cactus Is Committed to ESG Base Salary 14% STI Target 14% LTI 72% 86% at risk

Appendix

25 Public Float 72% Management & Employees 22% Cadent Energy Partners 6% Ownership Profile(4) Company Organizational Structure Source: Company filings. 1. As of May 27, 2021. Excludes effect of dilutive securities. 2. As of June 3, 2021. Market capitalization utilizes total shares outstanding. 3. As of March 31, 2020. 4. As of May 27, 2021. Management and employees made up of Cactus WH Enterprises and Lee Boquet. CW Unit Holders Public Investors Cactus, Inc. (NYSE: WHD) Cactus Wellhead, LLC (operating subsidiary) Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding(1) 54.7mm Class B Shares Outstanding(1) 21.0mm Total Shares Outstanding(1) 75.7mm Market Capitalization(2) ~$3.0bn Finance Lease Obligations(3) $8.5mm Cash and Cash Equivalents(3) $292.0mm Quarterly Dividend Per Share $0.09 Annual Dividend Yield(2) 0.9% Company Profile Organizational Structure(1) Class A Common Stock (72.3% voting power) Class B Common Stock (27.7% voting power) 21.0mm CW Units (27.7% economic rights) 54.7mm CW Units (72.3% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

Cactus Equipment Positioned on a Multi-Well Pad



4
2
3
1
4
3



1



1

1 Product Sold

- Wellheads are required by each well over production life
- One of the first pieces of equipment to be installed
- Cactus wellheads installed below surface
- Production trees installed on the wellhead after the frac stacks are removed

2 Equipment Rented

- Frac stacks are connected to the wellhead for the fracturing phase of a well
- Must reliably withstand all liquids and proppants that are pumped downhole to fracture

3 Equipment Rented

- Zipper manifolds, mono-bore flowline and remote greasing units used during the fracturing process
- Allow fracing to seamlessly shift from well to well while reducing connections for high-pressure equipment

4 Services Provided

- Assist with the installation, maintenance and handling of the wellhead and pressure control equipment
- Variety of equipment to install and service, such as high-pressure flow iron, closing units, crane trucks and testing units

Note: Cactus equipment shown not inclusive of all Rental innovations described on preceding slides.

26

Non-GAAP Reconciliation

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business.

($ in thousands)	Year Ended December 31,					Three Months Ended March 31,	
	2020	2019	2018	2017	2016	2021	2020
Net income (loss)	$59,215	$156,303	$150,281	$66,547	($8,176)	$15,136	$33,098
Interest (income) expense, net	(701)	(879)	3,595	20,767	20,233	152	(410)
Income tax expense (benefit)	10,970	32,020	19,520	1,549	809	(4,059)	7,497
EBIT	69,484	187,444	173,396	88,863	12,866	11,229	40,185
Depreciation and amortization	40,520	38,854	30,153	23,271	21,241	9,193	10,980
EBITDA	**$110,004**	**$226,298**	**$203,549**	**$112,134**	**$34,107**	**$20,422**	**$51,165**
Severance expenses	1,864	-	-	-	-	-	1,007
Revaluation of tax receivable agreement liability	555	(5,336)	-	-	-	-	-
Secondary offering related expenses	-	1,042	-	-	-	406	-
(Gain) loss on debt extinguishment	-	-	4,305	-	(2,251)	-	-
Stock-based compensation	8,599	6,995	4,704	-	361	2,003	1,973
Adjusted EBITDA	**$121,022**	**$228,999**	**$212,558**	**$112,134**	**$32,217**	**$22,831**	**$54,145**
Revenue	**$348,566**	**$628,414**	**$544,135**	**$341,191**	**$155,048**	**$84,417**	**$154,139**
Adjusted EBITDA Margin	34.7%	36.4%	39.1%	32.9%	20.8%	27.0%	35.1%

27

28 John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com Investor Relations Contact